UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2022

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

680 East Colorado Boulevard, Suite 180

Pasadena California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The Nasdaq Stock Market, LLC
Warrants to purchase Common Stock, par value $0.0001 per share	LIXTW	The Nasdaq Stock Market, LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2022, the Board of Directors of the Company approved the following:

Promoted Eric Forman, the Company’s Chief Administrative Officer, to Vice President and Chief Operating Officer, and increased his annual salary from $175,000 to $200,000 per year.

Authorized the issuance of stock options to Dr. John S. Kovach, Eric J. Forman, Dr. James S. Miser and Robert N. Weingarten to each purchase 200,000 shares of the Company’s common stock, exercisable for a period of five years at $2.00 per share, vesting 25% on the issuance date and 25% on each anniversary date thereafter until fully vested, subject to continued service. The closing market price of the Company’s common stock on Friday, November 4, 2022, was $0.5025 per share.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2022, the Board of Directors of the Company approved Amended and Restated Bylaws. The amendment to the Bylaws was solely in respect to Section 2.8 to reduce the quorum for the transaction of business and all meetings of the stockholders from the holders of a majority to 33-1/3% of the voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy. The amendment to the Bylaws was effective immediately. The Bylaws, as amended and restated, are attached hereto as Exhibit 3.1, which exhibit is incorporated herein by reference.

Item 8.01	Other Events.

On November 6, 2022, the Board of Directors of the Company authorized the issuance of warrants to BioPharmaWorks LLC, which has provided consulting services to the Company since September 2015, to purchase 100,000 shares of the Company’s common stock, fully vested upon issuance, exercisable for a period of 5 years at $0.5025 per share, which was the closing market price of the Company’s common stock on Friday, November 4, 2022.

Item 9.01	Financial Statements and Exhibits

(d)	There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2022	LIXTE BIOTECHNOLOGY HOLDINGS, INC.

	By:	/s/ JOHN S. KOVACH
John S. Kovach, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XPRL Document)